Exhibit 24.1

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(SEC Form S-3)

I, Kathy L. Fortmann, a Director of PPG Industries, Inc., a Pennsylvania corporation (the “Corporation”), do hereby constitute and appoint Timothy M. Knavish, Vincent J. Morales and Joseph R. Gette, or any of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in my name and on my behalf in my capacity as a Director of the Corporation and to execute any and all instruments for me and in my name in my capacity as a Director of the Corporation, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Corporation’s registration statement on Form S-3 (the “Registration Statement”), including specifically, but without limitation, power and authority to sign in my name as a Director of the Corporation, any and all amendments (including post-effective amendments, whether pursuant to Rule 462 of the Securities Act or otherwise) to the Registration Statement, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them or any substitute, shall do or cause to be done by virtue hereof.

WITNESS my hand this 19th day of February, 2026.

/s/ Kathy L. Fortmann
Kathy L. Fortmann

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(SEC Form S-3)

I, Melanie L. Healey, a Director of PPG Industries, Inc., a Pennsylvania corporation (the “Corporation”), do hereby constitute and appoint Timothy M. Knavish, Vincent J. Morales and Joseph R. Gette, or any of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in my name and on my behalf in my capacity as a Director of the Corporation and to execute any and all instruments for me and in my name in my capacity as a Director of the Corporation, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Corporation’s registration statement on Form S-3 (the “Registration Statement”), including specifically, but without limitation, power and authority to sign in my name as a Director of the Corporation, any and all amendments (including post-effective amendments, whether pursuant to Rule 462 of the Securities Act or otherwise) to the Registration Statement, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them or any substitute, shall do or cause to be done by virtue hereof.

WITNESS my hand this 19th day of February, 2026.

/s/ Melanie L. Healey
Melanie L. Healey

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(SEC Form S-3)

I, Gary R. Heminger, a Director of PPG Industries, Inc., a Pennsylvania corporation (the “Corporation”), do hereby constitute and appoint Timothy M. Knavish, Vincent J. Morales and Joseph R. Gette, or any of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in my name and on my behalf in my capacity as a Director of the Corporation and to execute any and all instruments for me and in my name in my capacity as a Director of the Corporation, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Corporation’s registration statement on Form S-3 (the “Registration Statement”), including specifically, but without limitation, power and authority to sign in my name as a Director of the Corporation, any and all amendments (including post-effective amendments, whether pursuant to Rule 462 of the Securities Act or otherwise) to the Registration Statement, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them or any substitute, shall do or cause to be done by virtue hereof.

WITNESS my hand this 19th day of February, 2026.

/s/ Gary R. Heminger
Gary R. Heminger

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(SEC Form S-3)

I, Michael W. Lamach, a Director of PPG Industries, Inc., a Pennsylvania corporation (the “Corporation”), do hereby constitute and appoint Timothy M. Knavish, Vincent J. Morales and Joseph R. Gette, or any of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in my name and on my behalf in my capacity as a Director of the Corporation and to execute any and all instruments for me and in my name in my capacity as a Director of the Corporation, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Corporation’s registration statement on Form S-3 (the “Registration Statement”), including specifically, but without limitation, power and authority to sign in my name as a Director of the Corporation, any and all amendments (including post-effective amendments, whether pursuant to Rule 462 of the Securities Act or otherwise) to the Registration Statement, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them or any substitute, shall do or cause to be done by virtue hereof.

WITNESS my hand this 19th day of February, 2026.

/s/ Michael W. Lamach
Michael W. Lamach

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(SEC Form S-3)

I, Kathleen A. Ligocki, a Director of PPG Industries, Inc., a Pennsylvania corporation (the “Corporation”), do hereby constitute and appoint Timothy M. Knavish, Vincent J. Morales and Joseph R. Gette, or any of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in my name and on my behalf in my capacity as a Director of the Corporation and to execute any and all instruments for me and in my name in my capacity as a Director of the Corporation, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Corporation’s registration statement on Form S-3 (the “Registration Statement”), including specifically, but without limitation, power and authority to sign in my name as a Director of the Corporation, any and all amendments (including post-effective amendments, whether pursuant to Rule 462 of the Securities Act or otherwise) to the Registration Statement, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them or any substitute, shall do or cause to be done by virtue hereof.

WITNESS my hand this 19th day of February, 2026.

/s/ Kathleen A. Ligocki
Kathleen A. Ligocki

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(SEC Form S-3)

I, Michael T. Nally, a Director of PPG Industries, Inc., a Pennsylvania corporation (the “Corporation”), do hereby constitute and appoint Timothy M. Knavish, Vincent J. Morales and Joseph R. Gette, or any of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in my name and on my behalf in my capacity as a Director of the Corporation and to execute any and all instruments for me and in my name in my capacity as a Director of the Corporation, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Corporation’s registration statement on Form S-3 (the “Registration Statement”), including specifically, but without limitation, power and authority to sign in my name as a Director of the Corporation, any and all amendments (including post-effective amendments, whether pursuant to Rule 462 of the Securities Act or otherwise) to the Registration Statement, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them or any substitute, shall do or cause to be done by virtue hereof.

WITNESS my hand this 19th day of February, 2026.

/s/ Michael T. Nally
Michael T. Nally

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(SEC Form S-3)

I, Guillermo Novo, a Director of PPG Industries, Inc., a Pennsylvania corporation (the “Corporation”), do hereby constitute and appoint Timothy M. Knavish, Vincent J. Morales and Joseph R. Gette, or any of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in my name and on my behalf in my capacity as a Director of the Corporation and to execute any and all instruments for me and in my name in my capacity as a Director of the Corporation, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Corporation’s registration statement on Form S-3 (the “Registration Statement”), including specifically, but without limitation, power and authority to sign in my name as a Director of the Corporation, any and all amendments (including post-effective amendments, whether pursuant to Rule 462 of the Securities Act or otherwise) to the Registration Statement, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them or any substitute, shall do or cause to be done by virtue hereof.

WITNESS my hand this 19th day of February, 2026.

/s/ Guillermo Novo
Guillermo Novo

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(SEC Form S-3)

I, Christopher N. Roberts III, a Director of PPG Industries, Inc., a Pennsylvania corporation (the “Corporation”), do hereby constitute and appoint Timothy M. Knavish, Vincent J. Morales and Joseph R. Gette, or any of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in my name and on my behalf in my capacity as a Director of the Corporation and to execute any and all instruments for me and in my name in my capacity as a Director of the Corporation, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Corporation’s registration statement on Form S-3 (the “Registration Statement”), including specifically, but without limitation, power and authority to sign in my name as a Director of the Corporation, any and all amendments (including post-effective amendments, whether pursuant to Rule 462 of the Securities Act or otherwise) to the Registration Statement, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them or any substitute, shall do or cause to be done by virtue hereof.

WITNESS my hand this 19th day of February, 2026.

/s/ Christopher N. Roberts III
Christopher N. Roberts III

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(SEC Form S-3)

I, Todd M. Schneider, a Director of PPG Industries, Inc., a Pennsylvania corporation (the “Corporation”), do hereby constitute and appoint Timothy M. Knavish, Vincent J. Morales and Joseph R. Gette, or any of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in my name and on my behalf in my capacity as a Director of the Corporation and to execute any and all instruments for me and in my name in my capacity as a Director of the Corporation, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Corporation’s registration statement on Form S-3 (the “Registration Statement”), including specifically, but without limitation, power and authority to sign in my name as a Director of the Corporation, any and all amendments (including post-effective amendments, whether pursuant to Rule 462 of the Securities Act or otherwise) to the Registration Statement, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them or any substitute, shall do or cause to be done by virtue hereof.

WITNESS my hand this 19th day of February, 2026.

/s/ Todd M. Schneider
Todd M. Schneider

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(SEC Form S-3)

I, Catherine R. Smith, a Director of PPG Industries, Inc., a Pennsylvania corporation (the “Corporation”), do hereby constitute and appoint Timothy M. Knavish, Vincent J. Morales and Joseph R. Gette, or any of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in my name and on my behalf in my capacity as a Director of the Corporation and to execute any and all instruments for me and in my name in my capacity as a Director of the Corporation, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Corporation’s registration statement on Form S-3 (the “Registration Statement”), including specifically, but without limitation, power and authority to sign in my name as a Director of the Corporation, any and all amendments (including post-effective amendments, whether pursuant to Rule 462 of the Securities Act or otherwise) to the Registration Statement, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them or any substitute, shall do or cause to be done by virtue hereof.

WITNESS my hand this 19th day of February, 2026.

/s/ Catherine R. Smith
Catherine R. Smith

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(SEC Form S-3)

I, Leon J. Topalian, a Director of PPG Industries, Inc., a Pennsylvania corporation (the “Corporation”), do hereby constitute and appoint Timothy M. Knavish, Vincent J. Morales and Joseph R. Gette, or any of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in my name and on my behalf in my capacity as a Director of the Corporation and to execute any and all instruments for me and in my name in my capacity as a Director of the Corporation, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Corporation’s registration statement on Form S-3 (the “Registration Statement”), including specifically, but without limitation, power and authority to sign in my name as a Director of the Corporation, any and all amendments (including post-effective amendments, whether pursuant to Rule 462 of the Securities Act or otherwise) to the Registration Statement, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them or any substitute, shall do or cause to be done by virtue hereof.

WITNESS my hand this 19th day of February, 2026.

/s/ Leon J. Topalian
Leon J. Topalian